FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 10,  2015


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1315 North Bullis Road Suite 6 Compton, California               90221
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   909   )     486     -      4742
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RadioShack Circle Ste. T3-381, Forth Worth, Texas 76102
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                     (Registrant's former name and address)





Item 5.  Other Events.

         On approximately October 31, 2007, the Registrant was administratively revoked by the Nevada Secretary of State for failing to timely file its annual registration with the Nevada Secretary of State. On August 6, 2015 the Registrant filed an application for reinstatement of the Nevada Revised Statutes. In connection with the reinstatement and in accordance with
SCHEDULE 14C INFORMATION filed by the company on November 11, 2014 to ammend the articles of incorporation effective when the Application for Reinstatement was filed with the Nevada Secretary of State. Neither the administrative dissolution nor reinstatement has had or will have any material effect on the rights of the holders of the securities of the Registrant.

          On November 11, 2014, the Company filed SCHEDULE 14C INFORMATION with the SEC, stating that The Board of Directors of Urban Television Network Corporation adopted a resolution approving an amendment to our Articles of Incorporation to: effectuate an increase of the authorized common shares from 200,000,000, par value $.0001 per share, to 1,200,000,000, par value $.00001 per share; and effectuate an increase in the Preferred Stock from 500,000 par value $1.00 per share, to 3,000,000 par value $1.00 per share and effectuate an increase in the votes from 1 to 400 votes per share of the Companys Preferred Stock. However, on August 6, 2015 the Secretary of the State of Nevada approved an ammendment for the registrant to add an effectuate an increase of the authorized common shares from 200,000,000, par value $.0001 per share, to 800,000,000, par value $.00001 per share; and effectuate an increase in the Preferred Stock from 500,000 par value $.0001 per share and effectuate an increase in the votes from 1 to 600 votes per share of the Companys Preferred Stock.


         Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements of Business Acquired

                Not Applicable

         (b)    Pro Forma Financial Information

                Not Applicable

         (c)    Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
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99               Certificate of Reinstatement of Urban Television Network
                 Corporation a Nevada corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Urban Television Network Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Ridgefield Acquisition Corp.
                                                (Registrant)


                                         By: /s/ JOSEPH COLLINS
                                             -------------------------------
                                             Joseph Collins,
                                             CEO

Dated: August 10, 2015


                                  Exhibit Index

Exhibit           Description
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99                Certificate of Reinstatement of Urban Television Network
		  Corporation, a Nevada corporation.